EXECUTION VERSION

THIRD AMENDMENT
THIRD AMENDMENT, dated as of March 24, 2015 (this “Amendment”), to the Credit Agreement, dated as of April 2, 2013 (as amended or modified from time to time, the “Credit Agreement”), among COTY INC. (the “Borrower”), the lenders and agents party thereto and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement as set forth herein, and the Lenders are willing to agree to such amendments;
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Defined Terms. Unless otherwise defined herein, any capitalized term defined in the Credit Agreement and used herein shall have the meaning given to such term in the Credit Agreement.
SECTION 2.    Amendments to Section 1.1 of the Credit Agreement.
(a)     The definition of “Base Leverage Ratio” is hereby deleted in its entirety and the following shall be included in lieu thereof:
“Base Leverage Ratio” means (a) for each fiscal quarter ending on or prior to December 31, 2014, 3.50 to 1.0, (b) for each fiscal quarter thereafter ending on or prior to December 31, 2015, 3.95 to 1.0, (c) for each fiscal quarter thereafter ending on or prior to December 31, 2016, 3.75 to 1.0 and (d) thereafter, 3.50 to 1.0.
(b)    The definition of “Sanctioned Country” is hereby amended to include the phrase “the Crimea region of Ukraine,” immediately before the word “Iran”.

SECTION 3.    Effectiveness of Amendment . This Amendment shall not become effective until the date (such date, the “Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 9.2 of the Credit Agreement):
The Administrative Agent shall have received the following:
(i)    counterparts to this Amendment signed on behalf of the Borrower and the Required Lenders;
(ii)    the Borrower shall have paid in immediately available funds to the Administrative Agent for the account of each Lender which executes and delivers this Amendment on or prior to the Amendment Effective Date, a consent fee equal to 0.10% multiplied by the sum of (i) the Revolving Commitment of such Lender in effect on the Amendment Effective Date and (ii) the aggregate amount of the outstanding Term Loans of such Lender on the Amendment Effective Date;

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(iii)    all other fees and all other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced at least one Business Day prior to the Amendment Effective Date, reimbursement or payment of all reasonable out‑of‑pocket expenses required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document; and
(iv)    an Acknowledgement and Consent executed by each Loan Party substantially in the form of Schedule A.
SECTION 4.    Representations and Warranties. The Borrower represents and warrants to the Lenders that:
(a)    The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (other than representations and warranties qualified by “materiality” or “Material Adverse Effect”, which are true and correct in all respects) on and as of the Amendment Effective Date, except for representations and warranties expressly stated to relate to a specific date.
(b)    No Default or Event of Default exists on the Amendment Effective Date.
(c)    (i)    The Borrower has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows as of and for the fiscal year ended June 30, 2014, audited and reported on by Deloitte & Touche, independent public accountants. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year‑end audit adjustments and the absence of footnotes in the case of quarterly financial statements.
(ii)    Except as disclosed in the financial statements referred to above or the notes thereto and except for the Disclosed Matters, after giving effect to the transactions contemplated hereby, none of the Borrower or its Subsidiaries has, as of the Amendment Effective Date, any unusual material contingent liabilities or unrealized losses.
(iii)    Since June 30, 2014, there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.
SECTION 5.    Effect on the Credit Agreement and the Loan Documents. (a) Except as specifically amended above, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.
(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of any of the Credit Agreement.
(c)    Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.  This Amendment shall constitute a Loan Document.

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SECTION 6.    Expenses; Indemnity; Damage Waiver. The Borrower acknowledges and agrees that any action taken or not taken by the Administrative Agent contemplated by this letter agreement shall benefit from and be subject to the Borrower’s expense reimbursement and indemnification obligations under Section 9.4 of the Credit Agreement, mutatis mutandis.
SECTION 7.    Governing Law; Jurisdiction; Consent to Service of Process.
(a)    This Amendment shall be construed in accordance with and governed by the law of the State of New York.
(b)    The provisions of Sections 9.10 and 9.11 of the Credit Agreement are incorporated herein, mutatis mutandis.
SECTION 8.    Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by email or telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

COTY INC.

By: /s/ Patrice de Talhouët
Name: Patrice de Talhouët
Title: Chief Financial Officer

[Coty Inc. – Third Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By: /s/ Tony Yung
Name: Tony Yung
Title: Executive Director

[Coty Inc. – Third Amendment to Credit Agreement]

Morgan Stanley Bank, N.A., as a Lender

By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Coty Inc. – Third Amendment to Credit Agreement]

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender

By: /s/ Adrienne Young
Name: Adrienne Young
Title: Vice President

[Coty Inc. – Third Amendment to Credit Agreement]

BNP Paribas, as a Lender

By: /s/ Nicole Rodriguez
Name: Nicole Rodriguez
Title: Director

By: /s/ Louise Roussel
Name: Louise Roussel
Title: Vice President

[Coty Inc. – Third Amendment to Credit Agreement]

Bank of America N.A., as a Lender

By: /s/ J. Casey Cosgrove
Name: J. Casey Cosgrove
Title: Director

[Coty Inc. – Third Amendment to Credit Agreement]

ING Bank N.V., as a Lender

By: /s/ R.P. Boon
Name: R.P. Boon
Title: Director

By: /s/ E.C. Streng
Name: E.C. Streng
Title: Director

[Coty Inc. – Third Amendment to Credit Agreement]

Wells Fargo Bank N.A., as a Lender

By: /s/ Vanitha Kathrotia
Name: Vanitha Kathrotia
Title: Vice President

[Coty Inc. – Third Amendment to Credit Agreement]

Crédit Agricole Corporate and Investment Bank, as a Lender

By: /s/ Elvis Grgurovic
Name: Elvis Grgurovic
Title: Director

By: /s/ Juliette Cohen
Name: Juliette Cohen
Title: Managing Director

[Coty Inc. – Third Amendment to Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By: /s/ Simone G. Vinocour
Name: Simone G. Vinocour
Title: Authorized Signatory

[Coty Inc. – Third Amendment to Credit Agreement]

HSBC BANK USA, N.A., as a Lender

By: /s/ Christopher J. Mendelsohn
Name: Christopher J. Mendelsohn
Title: Senior Vice President

[Coty Inc. – Third Amendment to Credit Agreement]

Fifth Third Bank, as a Lender

By: /s/ Valerie Schanzer
Name: Valerie Schanzer
Title: Managing Director

[Coty Inc. – Third Amendment to Credit Agreement]

Mizuho Bank, Ltd., as a Lender

By: /s/ David Lim
Name: David Lim
Title: Authorized Signatory

[Coty Inc. – Third Amendment to Credit Agreement]

Barclays Bank PLC,

By: /s/ Ronnie Glenn
Name: Ronnie Gleen
Title: Vice President

[Coty Inc. – Third Amendment to Credit Agreement]

Sumitomo Mitsui Banking Corp., as a Lender

By: /s/ David W. Kee
Name: David W. Kee
Title: Managing Director

[Coty Inc. – Third Amendment to Credit Agreement]

SANTANDER BANK, N.A., as a Lender

By: /s/ William Maag
Name: William Maag
Title: Managing Director

[Coty Inc. – Third Amendment to Credit Agreement]

Société Générale, as a Lender

By: /s/ Yao Wang
Name: Yao Wang
Title: Director

[Coty Inc. – Third Amendment to Credit Agreement]

Deutsche Bank AG New York Branch, as a Lender

By: /s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

By: /s/ Ross Levitsky
Name: Ross Levitsky
Title: Managing Director

[Coty Inc. – Third Amendment to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Joyce P. Dorsett
Name: Joyce P. Dorsett
Title: Vice President

[Coty Inc. – Third Amendment to Credit Agreement]

LLOYDS BANK PLC, as a Lender

By: /s/ Stephen Giacolone
Name: Stephen Giacolone
Title: Assistant Vice President – G011

By: /s/ David Popat
Name: David Popat
Title: Senior Vice President – P003

[Coty Inc. – Third Amendment to Credit Agreement]

TD BANK, N.A., as a Lender

By: /s/ Michele Dragonetti
Name: Michele Dragonetti
Title: Senior Vice President

[Coty Inc. – Third Amendment to Credit Agreement]

BANKUNITED NA, as a Lender

By: /s/ Charles J. Klenk
Name: Charles J. Klenk
Title: Senior Vice President

[Coty Inc. – Third Amendment to Credit Agreement]

Umpqua Bank, as a Lender

By: /s/ Jeff Miller
Name: Jeff Miller
Title: Vice President

[Coty Inc. – Third Amendment to Credit Agreement]

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By: /s/ Michael Fabiano
Name: Michael Fabiano
Title: Director

[Coty Inc. – Third Amendment to Credit Agreement]

COMPASS BANK, as a Lender

By: /s/ Christopher Griffin
Name: Christopher Griffin
Title: Vice President

[Coty Inc. – Third Amendment to Credit Agreement]

DZ BANK AG
Deutsche Zentral-Genossenschaftsbank,
New York Branch, as a Lender

By: /s/ Paul Fitzpatrick
Name: Paul Fitzpatrick
Title: Senior Vice President

By: /s/ Christopher Beyer
Name: Christopher Beyer
Title: Assistant Vice President

[Coty Inc. – Third Amendment to Credit Agreement]

Mega International Commercial Bank Co., Ltd., Chicago Branch, as a Lender

By: /s/ Luke L. Hwang
Name: Luke L. Hwang
Title: VP and General Manager

[Coty Inc. – Third Amendment to Credit Agreement]

Mega International Commercial Bank Co., Ltd.
New York Branch, as a Lender

By: /s/ Angela Chen
Name: Angela Chen
Title: VP & DGM

[Coty Inc. – Third Amendment to Credit Agreement]

Bank of the West, as a Lender

By: /s/ Francesco Ingargiola
Name: Francesco Ingargiola
Title: SVP

[Coty Inc. – Third Amendment to Credit Agreement]

First Hawaiian Bank, as a Lender

By: /s/ Jon T. Fukagawa
Name: Jon T. Fukagawa
Title: Vice President

[Coty Inc. – Third Amendment to Credit Agreement]

Schedule A
Form of Acknowledgement and Consent

ACKNOWLEDGEMENT AND CONSENT
Each of the parties hereto hereby acknowledges and consents to the Third Amendment, dated as of March 24, 2015 (the “Amendment”; capitalized terms used herein, but not defined, shall have the meanings set forth in the Amendment), to the Credit Agreement, dated as of April 2, 2013, among COTY INC. (the “Borrower”), the lenders and agents party thereto and JPMorgan Chase Bank, N.A., as administrative agent, and agrees, with respect to each Loan Document to which it is a party, all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Amendment.
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[Coty Inc. – Third Amendment to Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the date first written above.

Coty Inc.

By: /s/ Patrice de Talhouët
Name: Patrice de Talhouët
Title: Chief Financial Officer

Coty US LLC

By: /s/ Patrice de Talhouët
Name: Patrice de Talhouët
Title: Manager, Chief Financial Officer

Calvin Klein Cosmetic Corporation

By: /s/ Patrice de Talhouët
Name: Patrice de Talhouët
Title: Director

O P I Products, Inc.

By: /s/ Patrice de Talhouët
Name: Patrice de Talhouët
Title: Director

Philosophy Acquisition Company, Inc.

By: /s/ Patrice de Talhouët
Name: Patrice de Talhouët
Title: Director

Philosophy, Inc.

By: /s/ Patrice de Talhouët
Name: Patrice de Talhouët
Title: Chief Financial Officer

[Coty Inc. – Acknowledgement and Consent]